Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Erayak Power Solution Group Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025, as amended by Amendment No. 1 thereto (as amended, the “Report”), as filed with the Securities and Exchange Commission, I, Lingyi Kong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Erayak Power Solution Group Inc.

Dated: July 6, 2026	By:	/s/ Lingyi Kong
Lingyi Kong
Chief Executive Officer
(Principal Executive Officer)